                                                                    EXHIBIT 99.1

                       REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors and Shareholders
Winston Hotels, Inc.

     We have audited the accompanying combined balance sheet of the Impac Acquisition Hotels (described in Note 1) as of December 31, 1995, and the related combined statements of income, equity and cash flows for the year then ended. These combined financial statements are the responsibility of the management of the Impac Acquisition Hotels. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Impac Acquisition Hotels as of December 31, 1995 and the combined results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND LLP
Raleigh, North Carolina
February 21, 1996

                            IMPAC ACQUISITION HOTELS

                             COMBINED BALANCE SHEET
                               DECEMBER 31, 1995
                                ($ IN THOUSANDS)

                                          ASSETS
Investment in hotel property, at cost:
  Land..........................................................................    $   945
  Buildings and improvements....................................................      8,862
  Furniture and equipment.......................................................      4,665
                                                                                    -------
                                                                                     14,472
  Less accumulated depreciation.................................................      3,267
                                                                                    -------
Net investment in hotel properties..............................................     11,205
Cash and cash equivalents.......................................................        378
Accounts receivable.............................................................        354
Notes receivable from affiliates................................................        395
Accrued interest receivable.....................................................         12
Deferred expenses, net..........................................................        175
Prepaid expenses and other assets...............................................         74
                                                                                    -------
                                                                                    $12,593
                                                                                    ========
                                  LIABILITIES AND EQUITY
Long-term debt..................................................................    $ 9,894
Accounts payable, trade.........................................................        531
Accrued expenses and other liabilities..........................................        242
Notes payable to affiliates.....................................................        552
Distributions payable...........................................................         61
                                                                                    -------
                                                                                     11,280
                                                                                    -------
Commitments
Shareholders' equity:
  Common stock; no par value....................................................        741
  Accumulated deficit...........................................................       (708)
Partners' equity:
  General partners..............................................................         16
  Limited partners..............................................................      1,264
                                                                                    -------
                                                                                      1,313
                                                                                    -------
                                                                                    $12,593
                                                                                    ========

    The accompanying notes are an integral part of the financial statements.

                            IMPAC ACQUISITION HOTELS

                          COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                ($ IN THOUSANDS)

Revenue:
  Room revenue....................................................................  $ 8,006
  Food and beverage revenue.......................................................    1,947
  Other revenue, net..............................................................      411
                                                                                    -------
          Total revenue...........................................................   10,364
                                                                                    -------
Expenses:
  Property operating expenses.....................................................    5,787
  Franchise costs.................................................................      659
  Real estate taxes and property and casualty insurance...........................      299
  Management fees, related party..................................................      303
  Interest expense................................................................    1,089
  Depreciation and amortization...................................................    1,131
                                                                                    -------
          Total expenses..........................................................    9,268
                                                                                    -------
          Net income..............................................................  $ 1,096
                                                                                    ========

    The accompanying notes are an integral part of the financial statements.

                            IMPAC ACQUISITION HOTELS

                          COMBINED STATEMENT OF EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                ($ IN THOUSANDS)

                                                  BALANCE                                 BALANCE
                                                DECEMBER 31,    NET                     DECEMBER 31,
                                                    1994       INCOME   DISTRIBUTIONS       1995
                                                ------------   ------   -------------   ------------
Common stock................................       $  741                                  $  741
Accumulated deficit.........................         (516)     $  468      $  (660)          (708)
General partners............................           11           6           (1)            16
Limited partners............................        1,516         622         (874)         1,264
                                                ------------   ------   -------------   ------------
                                                   $1,752      $1,096      $(1,535)        $1,313
                                                ===========    ======   ==========      ===========

    The accompanying notes are an integral part of the financial statements.

                            IMPAC ACQUISITION HOTELS

                        COMBINED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                ($ IN THOUSANDS)

Cash flows from operating activities:
  Net income......................................................................  $ 1,096
  Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization................................................    1,131
     Recognition of deferred management fees......................................       17
     Changes in assets and liabilities:
       Accounts receivable........................................................       20
       Accrued interest receivable................................................      (12)
       Prepaid expenses and other assets..........................................      (40)
       Accounts payable, trade, accrued expenses and other liabilities............       26
                                                                                    -------
          Net cash provided by operating activities...............................    2,238
                                                                                    -------
Cash flows from investing activities:
  Additions to hotel properties...................................................     (608)
  Increase in notes receivable from affiliates....................................     (276)
  Payments received on notes receivable from affiliates...........................      126
                                                                                    -------
          Net cash used in investing activities...................................     (758)
                                                                                    -------
Cash flows from financing activities:
  Proceeds from issuance of notes payable to affiliates...........................       45
  Principal payments on long-term debt............................................     (292)
  Payment on notes payable to affiliates..........................................      (12)
  Distributions to partners.......................................................   (1,474)
                                                                                    -------
          Net cash used in financing activities...................................   (1,733)
                                                                                    -------
Net change in cash and cash equivalents...........................................     (253)
Cash and cash equivalents at beginning of year....................................      631
                                                                                    -------
Cash and cash equivalents at end of year..........................................  $   378
                                                                                    ========
Supplemental disclosures of cash flow information --
  Cash paid during the year for interest..........................................  $ 1,042
                                                                                    ========
Schedule of noncash financing and investing activities:
  The Companies declared $61 of distributions that were paid in January 1996.

    The accompanying notes are an integral part of the financial statements.

                            IMPAC ACQUISITION HOTELS

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

1. ORGANIZATION

     The Impac Acquisition Hotels are a combination of the balance sheets and statements of income, equity and cash flows of two limited partnerships and two "sub-chapter S" corporations (collectively the "Companies") presented on a historical basis. The Companies are related through common control. Each company owns one hotel property.

     The Companies combined in these financial statements consist of the following hotel properties:

             COMPANY                         HOTEL                      LOCATION
    --------------------------   --------------------------------------------------------
    Dallas Lodging Associates    Holiday Inn Select            Dallas, Texas
      I, Ltd.
    A.B. Lodging, Inc.           Holiday Inn Express           Abingdon, Virginia
    London Lodging Associates,   Comfort Suites                London, Kentucky
      Inc.
    Duncanville Lodging          Hampton Inn                   Duncanville, Texas
      Associates I, Ltd.

     The Holiday Inn Select and the Holiday Inn Express are operated under franchise agreements with Holiday Inns Franchising, Inc. The Comfort Suites is operated under a franchise agreement with Choice Hotels International. The Hampton Inn is operated under a franchise agreement with Hampton Inn Hotel Division of Embassy Suites, Inc.

     The Companies have entered into contracts to sell their investment in hotel properties to WINN Limited Partnership. The contract does not extend to any other assets or liabilities of the Companies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Cash Equivalents. All highly liquid investments with a maturity of three months or less when purchased are considered to be cash equivalents.

     Fair Value of Financial Instruments. Statement of Financial Accounting No. 107, "Disclosure About Fair Value of Financial Instruments" requires the Companies to disclose estimated fair values of its financial instruments. The Companies' financial instruments consist of cash and cash equivalents, long-term debt, notes receivable from affiliates, and notes payable to affiliates, whose carrying value approximates fair value. The Companies' remaining assets and liabilities are not considered financial instruments.

     Concentration of Credit Risk. The Companies place cash deposits with federally insured financial institutions. At times, deposits have exceeded the amounts insured by the Federal Deposit Insurance Corporation. In addition, amounts due from affiliates represent concentrations of credit risk.

     Revenue Recognition. Revenue is recognized as earned. Ongoing credit evaluations are performed and accounts deemed uncollectible are charged to operations.

     Investment in Hotel Properties. The hotel properties are stated at cost. Depreciation is computed using straight-line and accelerated methods at rates based upon the following estimated useful lives:

            Buildings and improvements.......  31.5-39.5 years
            Furniture and equipment..........  5-7 years

                            IMPAC ACQUISITION HOTELS

                                ($ IN THOUSANDS)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Maintenance and repairs are charged to operations as incurred. Additions and major improvements are capitalized. Upon sale or disposition, both the asset and related accumulated depreciation are relieved and the related gain or loss is included in operations.

     The Company evaluates long-lived assets for potential impairment by analyzing the operating results, trends and prospects for the Company and considering any other events and circumstances which might indicate potential impairment.

     Advertising Costs.  Advertising costs of $497 were expensed as incurred.

     Deferred Expenses. Deferred expenses consist primarily of franchise fees and loan costs which are recorded at cost. Amortization is computed using the straight-line method over the terms of the franchise and loan agreements.

     Income Taxes. Each of the four companies are not tax paying entities for income tax purposes, and thus no income tax expense has been recorded in the combined financial statements. Income or loss is taxed to the owners in their individual income tax returns.

     Use of Estimates in the Preparation of Financial Statements. The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of December 31, 1995 and the reported amounts of revenues and expenses during the year ended December 31, 1995. Actual results could differ from those estimates.

3. LONG-TERM DEBT

     At December 31, 1995 long-term debt consists of the following:

        Note payable in equal monthly installments of principal and interest of $24, bearing interest at 9%, due January 1, 2000...............  $2,543
        Note payable in monthly installments of principal and interest at
          30-day LIBOR plus 4.75% (10.47% at December 31, 1995), due June 1,
          1997..............................................................   4,300
        Note payable in equal monthly installments of principal and interest of $14, bearing interest at WSJ prime plus 2% (10.25% at December
          31, 1995), due September 24, 1996.................................   1,375
        Notes payable in monthly installments of principal and interest based on a 20 year amortization and interest at the bank's prime
          plus 2% (9.75% at December 31, 1995), due November 8, 1996........   1,676
                                                                              ------
                                                                              $9,894
                                                                              ======

     The debt is collateralized by the investments in hotel properties and rents. A majority of the notes are guaranteed by certain partners and shareholders.

                            IMPAC ACQUISITION HOTELS

                                ($ IN THOUSANDS)

3. LONG-TERM DEBT (CONTINUED)

     Aggregate annual principal payments for long-term debt at December 31, 1995 are as follows:

            1996......................................................    $3,293
            1997......................................................     4,170
            1998......................................................        64
            1999......................................................        71
            2000......................................................     2,296
                                                                          ------
                                                                          $9,894
                                                                          ======

4. RELATED PARTY TRANSACTIONS

     Management services were provided to the Companies by an entity related through common ownership under the terms of management contracts expiring at various dates through May 2003. Management fees expensed were $304 during 1995. Included in accounts payable are $10 of unpaid management fees as of December 31, 1995.

     The Companies receive all services related to the renovation of the hotel properties from Impac Design and Construction ("IDC"), a Company related to the Companies through common ownership. Included in accounts payable are amounts due to affiliates of $93 related to these services. Payments to IDC for renovation services during the year ended December 31, 1995 amounted to $561.

     The Companies make loans to other companies related to the Companies through common ownership. Included in notes receivable from affiliates at December 31, 1995 is $321 of notes that bear interest at 7% and are due upon demand. Interest income on these notes was approximately $15 during the year ended December 31, 1995. The remaining notes receivable from affiliates of $74 at December 31, 1995, do not bear interest and are due upon demand.

     At December 31, 1995, notes payable to affiliates consists of the following:

        Note payable to former shareholder in equal monthly installments of
          $5, including interest at 7%, due September 19, 1996.............    $507
        Notes payable on demand to affiliates bearing interest at 7%.......      45
                                                                               ----
                                                                               $552
                                                                               ====

     Interest expense on these notes for the year ended December 31, 1995 was approximately $53.

                            IMPAC ACQUISITION HOTELS

                                ($ IN THOUSANDS)

5. COMMITMENTS

     Franchise costs represent the annual expense for franchise royalties, reservation and advertising services under the terms of hotel franchise agreements expiring at various dates through October 2011. Fees are computed based upon percentages (generally 8% of gross room revenue).

     Certain equipment is leased under noncancelable operating lease agreements expiring at varying intervals through April 1998. Following is a schedule for the future minimum rental payments required under these leases as of December 31, 1995:

            1996........................................................    $33
            1997........................................................     25
            1998........................................................      2
                                                                            ---
                                                                            $60
                                                                            ====

     Rental expense was approximately $36 for the year ended December 31, 1995.